Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2015
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
15.	Supplemental Cash Flow Information

a)

As described in Note 4 in the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2014, the sale of the Algeciras Spirit on February 28, 2014 resulted in the vessel under capital lease being returned to the owner and the capital lease obligation being concurrently extinguished. As a result, the sale of the vessel under capital lease of $30.1 million and the concurrent extinguishment of the corresponding capital lease obligation for $30.1 million were treated as non-cash transactions in the Partnership’s consolidated statements of cash flows.

b)

A portion of the dividends declared by the Teekay Tangguh Joint Venture on February 1, 2014 that was used to settle advances made by the Teekay Tangguh Joint Venture to BLT LNG Tangguh Corporation and P.T. Berlian Laju Tanker of $14.4 million, was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

c)

As described in Notes 5a and 11d, in June 2014 the Partnership acquired BG’s ownership interest in the BG Joint Venture. As compensation, the Partnership assumed BG’s obligation (net of an agreement by BG to pay the Partnership approximately $20.3 million) to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The estimated fair value of the assumed obligation of approximately $33.3 million was used to offset the purchase price and the Partnership’s receivable from BG and was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.